LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 29, 2012, OF

LEGG MASON CLEARBRIDGE MID CAP CORE FUND

Summary Prospectus

The last sentence of the first paragraph of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on March 9, 2012, May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

The following information amends the section labeled “Performance” in the fund’s Summary Prospectus:

Effective October 1, 2012, the fund will change its performance benchmark from the S&P Mid Cap 400 Index to the Russell Mid Cap Index.

Prospectus

The following information amends the section labeled “Performance” in the fund’s Prospectus:

Effective October 1, 2012, the fund will change its performance benchmark from the S&P Mid Cap 400 Index to the Russell Mid Cap Index. Management believes the Russell Mid Cap Index is a more appropriate benchmark for the fund since it is more widely used by institutional investors for evaluating mid cap portfolios and as a result will provide shareholders with a better tool for assessing the fund’s success relative to its investment objective and comparable funds.

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